EXHIBIT 99.1

[Magellan Health Services logo]                          NEWS RELEASE

                                                         55 Nod Road
                                                         Avon, CT 06001
                                                         www.MagellanHealth.com
FOR IMMEDIATE RELEASE
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                                               Investor Contact: Melissa Rose
                                                                 877-645-6464

                                               Media Contact:    Erin Somers
                                                                 410-953-2405

                 MAGELLAN HEALTH SERVICES COMPLETES ACQUISITION
                      OF NATIONAL IMAGING ASSOCIATES, INC.
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AVON, Conn. - January 31, 2006 - Magellan Health Services, Inc. (Nasdaq:MGLN)
today announced that it has completed its acquisition of National Imaging Associates, Inc. (NIA), a privately held radiology benefits management (RBM) firm headquartered in Hackensack, N.J. The Company paid approximately $122 million, after giving effect to cash acquired in the transaction, for NIA, which becomes a wholly owned subsidiary of Magellan. The Company also confirmed its expectation, as previously announced, that the NIA business would contribute approximately one million dollars of net income, or $0.02 of earnings per share on a fully diluted basis, and $13 million of segment profit to Magellan's results in the remainder of 2006.

Steven J. Shulman, chairman and chief executive officer of Magellan, said, "With the acquisition of NIA, Magellan has taken a bold step toward realizing its strategic vision as a leader in the specialty health care niche. Radiology benefits management addresses a top priority for health care purchasers and offers significant growth opportunity for Magellan. We look forward to leveraging our existing customer base, financial strength and operational infrastructure to support NIA's entry into risk-based business as a platform for future growth."

NIA manages diagnostic imaging services on a non-risk basis for its customers, which include some of the nation's largest health plans, to ensure that such services are clinically appropriate and cost effective. With more than 17 million lives under contract, it manages more lives than any other radiology benefits management firm in the country.

About Magellan: Headquartered in Avon, Conn., Magellan Health Services, Inc. (Nasdaq:MGLN) is a leading specialty health care management organization. Its customers include health plans, corporations and government agencies.

Cautionary Statement: Certain of the statements made in this press release including, without limitation, statements regarding the effects of the contemplated acquisition by Magellan of NIA, estimates of future financial performance, including revenue, segment profit and earnings per share, expectations concerning future growth and other matters constitute forward-looking statements contemplated under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward-looking statements, including (among others) risk concerning the possible election of certain of the Company's health plan customers to manage the behavioral health care services of their members directly; renegotiation of rates paid to and/or by the Company by customers


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MAGELLAN HEALTH SERVICES COMPLETES ACQUISITION OF NATIONAL IMAGING ASSOCIATES,
INC. PAGE 2

and/or to providers; higher utilization of behavioral health treatment services by members; delays, higher costs or inability to implement the Company's initiatives; termination or non-renewal of contracts by customers; the impact of new or amended laws or regulations; governmental inquiries and/or litigation; the impact of increased competition on ability to maintain or obtain contracts; the impact of increased competition on rates paid to or by the Company; and other factors. Any forward-looking statements made in this document are qualified in their entirety by the more complete discussion of risks set forth in the section entitled "Cautionary Statements" in Magellan's Annual Report on Form 10-K for the year ended December 31, 2004 and in the section entitled "Forward-Looking Statements" in Magellan's Form 10-Q for the quarter ended September 30, 2005 and the section entitled "Risk Factors" in the prospectus and prospectus supplement filed with the Securities and Exchange Commission in connection with the November 2005 secondary offering of Magellan common stock by certain shareholders, each as filed with the Securities and Exchange Commission and posted on the Company's Web site. Segment profit information referred to in this press release may be considered a non-GAAP financial measure. Further information regarding this measure, including the reasons management considers this information useful to investors, is included in Magellan's Annual Report on Form 10-K for the year ended December 31, 2004 and in Magellan's Form 10-Q for the quarter ended September 30, 2005.

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